EXHIBIT 10.11



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                      1995 STOCK OPTION AND INCENTIVE PLAN

                                       OF

                    FRANCHISE FINANCE CORPORATION OF AMERICA
















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                                TABLE OF CONTENTS


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                                    ARTICLE I

                                   DEFINITIONS

Section 1.01.   General.....................................................  1
Section 1.02.   Gender and Number...........................................  3

                                   ARTICLE II

                             SHARES SUBJECT TO PLAN

Section 2.01.   Shares Subject to Plan......................................  3
Section 2.02.   Unexercised Options and Other Rights........................  4
Section 2.03.   Effect of Certain Exercises.................................  4
Section 2.04.   Individual Limitation.......................................  4

                                   ARTICLE III

                               GRANTING OF OPTIONS

Section 3.01.   Eligibility.................................................  4
Section 3.02.   Disqualification for Stock Ownership........................  4
Section 3.03.   Qualification of Incentive Stock Options....................  4
Section 3.04.   Granting of Options.........................................  4
Section 3.05.   Non-Employee Directors......................................  5

                                   ARTICLE IV

                                TERMS OF OPTIONS

Section 4.01.   Option Agreement............................................  6
Section 4.02.   Option Price................................................  6
Section 4.03.   Option Term.................................................  6
Section 4.04.   Option Vesting..............................................  6
Section 4.05.   Exercise of Option After Termination of Employment..........  7
Section 4.06.   Consideration...............................................  7

                                    ARTICLE V

                               EXERCISE OF OPTIONS

Section 5.01.   Partial Exercise............................................  8
Section 5.02.   Manner of Exercise..........................................  8
Section 5.03.   Transfer of Shares to an Employee...........................  8
Section 5.04.   Certain Timing Requirements.................................  8
Section 5.05.   Conditions to Issuance of Stock Certificates................  9
Section 5.06.   Rights as Stockholders......................................  9
Section 5.07.   Transfer Restrictions.......................................  9
Section 5.08.   Restrictions on Exercise of Option..........................  9

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                                   ARTICLE VI

                            AWARD OF RESTRICTED STOCK

Section 6.01.   Eligibility................................................. 10
Section 6.02.   Award of Restricted Stock................................... 10

                                   ARTICLE VII

                            TERMS OF RESTRICTED STOCK

Section 7.01.   Restricted Stock Agreement.................................. 10
Section 7.02.   Consideration to the Company................................ 10
Section 7.03.   Rights as Stockholders...................................... 10
Section 7.04.   Restrictions................................................ 11
Section 7.05.   Repurchase of Restricted Stock.............................. 11
Section 7.06.   Escrow...................................................... 11
Section 7.07.   Legend...................................................... 11

                                  ARTICLE VIII

                               PERFORMANCE AWARDS

Section 8.01.   Eligibility................................................. 11
Section 8.02.   Performance Awards.......................................... 11
Section 8.03.   Performance Award Agreement................................. 12
Section 8.04.   Term........................................................ 12
Section 8.05.   Exercise Upon Termination of Employment..................... 12
Section 8.06.   Payment on Exercise......................................... 12
Section 8.07.   Consideration............................................... 12

                                   ARTICLE IX

                                 ADMINISTRATION

Section 9.01.   Compensation Committee...................................... 12
Section 9.02.   Duties and Powers of Committee.............................. 12
Section 9.03.   Majority Rule............................................... 13
Section 9.04.   Compensation; Professional Assistance; Good Faith Actions... 13
Section 9.05.   No Liability................................................ 13
Section 9.06.   Indemnification............................................. 13

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

Section 10.01.  Not Transferable............................................ 13
Section 10.02.  Amendment, Suspension or Termination of this Plan........... 13

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Section 10.03.  Changes in Common Stock or Assets of the Company............ 14
Section 10.04.  Merger of the Company....................................... 14
Section 10.05.  Approval of Plan by Stockholders............................ 15
Section 10.06.  Tax Withholding............................................. 15
Section 10.07.  Loans....................................................... 15
Section 10.08.  Limitations Applicable to Section 16 Persons................ 15
Section 10.09.  Plan Designation and Status................................. 16
Section 10.10.  Release of Restrictions..................................... 16
Section 10.11.  Effect of Plan Upon Options and Compensation Plans.......... 16
Section 10.12.  Effect of Change of Subsidiary Status....................... 16
Section 10.13.  Compliance with Laws........................................ 17
Section 10.14.  Titles...................................................... 17
Section 10.15.  Governing Law............................................... 17
Section 10.16.  Severability................................................ 17

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                     1995 STOCK OPTION AND INCENTIVE PLAN OF
                    FRANCHISE FINANCE CORPORATION OF AMERICA


         Franchise Finance Corporation of America, a Delaware corporation (the "Company"), has adopted this 1995 Stock Option and Incentive Plan of Franchise Finance Corporation of America (the "Plan"), effective March 15, 1995, for the benefit of its eligible Employees.

         The purposes of this Plan are as follows:

                  (a) To provide an additional incentive for key Employees and other persons associated with the Company to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

                  (b) To enable the Company to obtain and retain the services of key Employees and other persons associated with the Company considered essential to the long-range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                                    ARTICLE I

                                   DEFINITIONS

         Section 1.01. General. Wherever the following terms are used in this Plan they shall have the meaning specified below, unless the context clearly indicates otherwise.

         "Beneficiary" shall mean the person or persons properly designated by the Optionee or Grantee, including his spouse or heirs at law, to exercise such Optionee's or Grantee's rights under this Plan in the event of the Optionee's or Grantee's death, or if the optionee or Grantee has not designated such person or persons, or such person or persons shall all have pre-deceased the Optionee or Grantee, the executor or administrator of the Optionee's or Grantee's estate. Designation, revocation and redesignation of Beneficiaries must be made in writing in accordance with rules established by the Committee and shall be effective upon delivery to the Committee.

         "Board" shall mean the Board of Directors of the Company.

         "Bylaws" shall mean the Amended and Restated Bylaws of the Company, as amended from time to time.

         "Certificate of Incorporation" shall mean the Company's Certificate of Incorporation on file with the Delaware Secretary of State.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Committee" shall mean the Compensation Committee of the Board, appointed as provided in Section 9.01 and the Bylaws of the Company.

         "Common Stock" shall mean the common stock of the Company, par value $.01 per share, as presently constituted and any equity security of the Company issued or authorized to be issued in the future, but excluding any warrants, options or other rights to purchase Common Stock, and provided that debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

         "Company" shall mean Franchise Finance Corporation of America, a Delaware corporation.

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         "Company Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. "Company Subsidiary" shall also mean any partnership in which the Company and/or any Company Subsidiary owns more than 50 percent of the capital or profits interests.

         "Director" shall mean a member of the Board.

         "Employee" shall mean any officer, director or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any Company Subsidiary and, to the extent permitted by applicable law, any persons associated with the Company.

         "Expiration Date" shall mean the last day of the term of the Option as established in Section 4.03.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Fair Market Value" of a share of Common Stock as of a given date shall be the average of the daily market price for the ten (10) consecutive trading days immediately preceding the valuation date. The market price for each such trading day shall be: (i) if the shares of Common Stock are listed or admitted to trading on any securities exchange or the NASDAQ-National Market System, the closing price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day, (ii) if the shares of Common Stock are not listed or admitted to trading on any securities exchange or the NASDAQ-National Market System, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the Company, or (iii) if the shares of Common Stock are not listed or admitted to trading on any securities exchange or the NASDAQ-National Market System and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the Company, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than 10 days prior to the date in question) for which prices have been so reported; provided that if there are no bid and asked prices reported during the 10 days prior to the date in question, the Fair Market Value of the shares of Common Stock shall be determined by the Company acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

         "Grantee" shall mean an Employee or other person associated with the Company granted a Performance Award under this Plan.

         "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

         "Non-Employee Director" shall mean each person who is then a member of the Board and who is not then an Employee of the Company or any of its subsidiaries.

         "Non-Qualified Stock Option" shall mean an Option which is not an Incentive Stock Option and which is designated as a Non-Qualified Stock Option by the Committee.

         "Option" shall mean a stock option granted pursuant to this Plan. An option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option.

         "Optionee" shall mean an Employee or person associated with the Company and who is granted an Option under this Plan.

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         "Ownership  Limit" shall mean not more than 9.8% (in value or in number of shares, whichever is more restrictive) of the outstanding Common Stock.

         "Participant" shall mean a person who has received any type of award under this Plan.

         "Performance Award" shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, stock or a combination of both.

         "Plan" shall mean this 1995 Stock Option and Incentive Plan of Franchise Finance Corporation of America.

         "Restricted Stock" shall mean Common Stock awarded pursuant to Article VII of this Plan.

         "Restricted Stockholder" shall mean an Employee to whom Restricted Stock has been awarded under this Plan.

         "Retainer Fee" shall mean a director's annual fee for serving as a director of the Company and does not include compensation for attending committee meetings or travel or other reimbursable expenses.

         "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended in the future.

         "Termination of Employment" shall mean the time when the employee-employer relationship between the Optionee, Grantee or Restricted Stockholder and the Company or a Company Subsidiary is terminated for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, permanent and total disability or retirement; but excluding
(i) terminations where there is a simultaneous reemployment or continuing employment of an Optionee, Grantee or Restricted Stockholder by the Company or a Company Subsidiary and (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship that do not exceed one year. The Committee, in its absolute discretion, shall determine the effect of all other matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, with respect to Incentive Stock Options, a leave of absence shall constitute a Termination of Employment if, and to the extent that, such leave of absence interrupts employment for the purposes of
Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company or any Company Subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

         Section 1.02. Gender and Number. Wherever the masculine gender is used it shall include the feminine and neuter, and wherever a singular pronoun is used it shall include the plural, unless the context clearly indicates otherwise.

                                   ARTICLE II

                             SHARES SUBJECT TO PLAN

         Section 2.01. Shares Subject to Plan. The shares subject to Options, Restricted Stock Awards or Performance Awards shall initially be shares of the Company's Common Stock, par value $.01 per share, as presently constituted, and the aggregate number of such shares which may be issued upon exercise of such options or rights or upon any such awards shall not exceed 3,018,804 shares, which equals 7 1/2% of the Common Stock outstanding on March 15, 1995. The shares of Common Stock issuable upon exercise or grant of an Option or Performance Award, or as Restricted Stock, may be either previously authorized but unissued shares or issued

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shares which have been repurchased by the Company.  If any equity  securities of the Company, other than Common Stock, are issued or authorized to be issued, the Committee shall determine, on a fair and equitable basis, the appropriate number of shares of the Company's present common stock to be deemed issued or issuable with respect to such other equity securities for purposes of this Section 2.01.

         Section 2.02. Unexercised Options and Other Rights. If any Option, or other right to acquire shares of Common Stock under any Performance Award, expires or is cancelled without having been fully exercised, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration or cancellation shall be counted against the maximum number of shares that may be awarded to an individual Participant under the Plan under Section 2.04 hereof. Any shares of Restricted Stock repurchased by the Company pursuant to Section 7.05 may again be utilized hereunder.

         Section 2.03. Effect of Certain Exercises. If a Performance Award based on the increased market value of a specified number of shares of Common Stock is paid, the number of shares of Common Stock to which such exercise or payment relates under such Performance Award shall be charged against the maximum number of shares of Common Stock that may be issued under this Plan. If any shares of Common Stock issuable pursuant to any Option or other right to acquire shares of Common Stock provided for under this Plan are surrendered to the Company as payment for the exercise price of said Option or other right to acquire shares of Common Stock, the number of shares of Common Stock issuable but so surrendered shall be charged against the maximum number of shares of Common Stock that may be issued under this Plan. In the event the Company withholds shares of Common Stock for tax withholding purposes pursuant to Section 10.06 hereof, the number of shares that would have been issuable but that are withheld pursuant to the provisions of Section 10.06 shall be charged against the maximum number of shares of Common Stock that may be issued under this Plan.

         Section 2.04. Individual Limitation. Notwithstanding any provision herein to the contrary, the maximum number of shares of Common Stock which may be issued through a combination of any Option, Performance Award or Restricted Stock to any individual Participant for any plan year may not exceed 200,000 shares.

                                   ARTICLE III

                               GRANTING OF OPTIONS

         Section 3.01. Eligibility. Subject to the Ownership Limit, any Employee or person associated with the Company and selected by the Committee pursuant to
Section 3.04(a)(i) shall be eligible to be granted an Option.

         Section 3.02. Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Company Subsidiary unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

         Section 3.03. Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code.

         Section 3.04.  Granting of Options.

                  (a) The Committee shall from time to time, in its absolute discretion:

                            (i) Determine which Employees or persons  associated
                  with the Company are key Employees and select from among the key Employees or such persons (including Employees or persons to whom Options or Performance Awards have previously been granted and/or shares of

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                  Restricted  Stock have previously been issued) such of them as in its opinion should be granted Options;

                            (ii) Determine the number of shares to be subject to
                  such Options granted to the selected key Employees or such persons;
                            (iii) Determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options; and

                            (iv) Determine the terms and conditions of such Options, consistent with this Plan.

                  (b) Upon the selection of a key Employee or persons associated with the Company to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Employee that the Employee surrender for cancellation some or all of the unexercised Options or Performance Awards or other rights which have been previously granted to him under this Plan. An Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the exercise price of such surrendered Option or Performance Award, may cover the same (or a lesser or greater) number of shares as such surrendered right, may contain such other terms as the Committee deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered right. Such cancellation and regrant options shall be counted against the maximum number of shares that may be awarded to an individual Participant under the Plan pursuant to Section 2.04 hereof.

                  (c) Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such option from treatment as an "incentive stock option" under Section 422 of the Code.

         Section 3.05. Non-Employee Directors. Notwithstanding anything in this Plan to the contrary, Non-Employee Directors may be granted Options only pursuant to the provisions contained in this Section 3.05.

                  (a) On the third business day following the Company's Annual Meeting of Shareholders (the "Grant Date"), a Non-Employee Director shall automatically, without further action by the Board or the Committee, be granted certain Non-Qualified Stock Options in an amount equal to 20% of the dollar amount of the Retainer Fee (the "Option Percentage").
                            (i) If on the Grant Date the Company is in possession of material, undisclosed information that would prevent it from issuing securities, then the grant of the Options will be suspended until the third day after the public dissemination of the information (or the first trading day thereafter). Only the legal counsel to the Company may suspend the Grant Date; the amount, pricing and other terms of the grant will remain as set forth in this Section 3.05, with the exercise price of the Option determined in accordance with the formula on the date the Option is finally granted.

                  (b) The number of shares underlying the Non-Qualified Stock Options granted to any eligible Non-Employee Director shall be equal to the whole number (with any fractional interest rounded up to the next highest whole number) determined by dividing the Option Percentage by the number resulting from the application of the Black-Scholes option pricing model to an Option for one share of Common Stock as determined on the Grant Date, whichever is applicable.

                  In  applying  the  Black-Scholes   option  pricing  model  the
following variables shall apply:
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                            (i) the  risk  free  rate  of  return  shall  be the
                  long-term Treasury bill rate in effect on the Grant Date;

                            (ii) the assumed dividend rate shall be that in effect on the Grant Date;

                            (iii) the volatility shall be determined on the basis of the Common Stock's volatility over the four calendar quarters preceding the Grant Date; and

                            (iv) any other  variables as may be  established  by
                  the Committee.

                  (c) Only Non-Qualified Stock Options may be granted under the Plan. The price per share of the Common Stock subject to each Option granted under the Plan shall not be less than 100% of the Fair Market Value of the Common stock on the Grant Date.

                  (d) In addition to the provisions contained in Section 10.02 of this Plan, neither the Board nor the Committee may amend, more than once every six months, the provisions of the Plan regarding (i) the selection of the Non-Employee Directors to whom Options are to be granted, (ii) the timing of such grants, (iii) the number of shares subject to any Option, (iv) the exercise price of any Option, (v) the periods during which any Option may be exercised, and (vi) the term of any Option, other than to comport with changes in the Code, as amended, the Employee Retirement Income Security Act, as amended, or the rules and regulations thereunder. In addition, neither the Board nor the Committee may amend the Option Percentage without the advice of legal counsel to the Company.

                                   ARTICLE IV
                                TERMS OF OPTIONS

         Section 4.01. Option Agreement. Each Option shall be evidenced by a written stock option agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan. Stock option agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

         Section 4.02. Option Price. The price per share of the shares subject to each Option shall be set by the Committee; provided, however, that such price shall be no less than the par value of a share of Common Stock and in the case of Incentive Stock Options such price shall not be less than 100% of the Fair Market Value of a share of Common Stock as of the date the Option is granted; provided further, that in the case of Incentive Stock Options such price shall be no less than 110% of the Fair Market Value of a share of Common Stock as of the date the Option is granted if such Option is granted to a person who owns ten percent (10%) or more of the issued and outstanding Common Stock of the Company as of such date.

         Section 4.03. Option Term. The term of an Option shall be set by the Committee in its discretion; provided, however, that no such term shall exceed a reasonable time period, and provided further that, in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted. The last day of the term of the Option shall be the Option's Expiration Date.

         Section 4.04.  Option Vesting.

                  (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee, and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that no Option shall be exercisable by any Optionee who is then subject to Section 16 of the Exchange Act within the
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
         period ending six months after the date the Option is granted. At any time after grant of an Option, the Committee may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

                  (b) No portion of an Option which is unexercisable at Termination of Employment shall thereafter become exercisable; provided, however, that provision may be made that such Option shall become exercisable, with the consent of the Committee, in the event of a Termination of Employment because of the Optionee's normal retirement or permanent and total disability (each as determined by the Committee in accordance with Company policies), death or early retirement.

                  (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company or any Company Subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.04(c), the Fair Market Value of stock shall be determined as of the time the Option, with respect to such stock, is granted.

         Section 4.05. Exercise of Option After Termination of Employment. For those Participants who are Employees, an Option is exercisable by an Optionee only while he is an Employee. The preceding notwithstanding, the Committee may determine that an Option may be exercised subsequent to an Optionee's Termination of Employment, subject to the following limitations:

                  (a) If the Optionee dies while an Option is exercisable under the terms of this Plan, the Optionee's Beneficiary may exercise such rights, to the extent the Optionee could have done so immediately preceding his death. Any such Option must be exercised within twelve
         (12) months after the Optionee's death, and the Committee may in its discretion extend the Expiration Date of such Option to accommodate such exercise; provided, however, that the term of an Incentive Stock Option may not be extended beyond ten (10) years from the date of grant.

                  (b) If the Optionee's employment is terminated due to his permanent and total disability, as defined in Section 22(e)(3) of the Code, the Optionee may exercise his Option, to the extent exercisable as of his Termination of Employment, within twelve (12) months after termination, but no later than the Option's Expiration Date.

                  (c) If the Optionee's employment is terminated for any reason other than those set forth in subsection (a) or (b) above, the Optionee may exercise his Option, to the extent exercisable as of his Termination of Employment, within three (3) months after Termination of Employment, but not later than the Option's Expiration Date.

         Section 4.06. Consideration. In consideration of the granting of a Non-Qualified Stock Option, the Optionee shall agree, in a written stock option agreement, to remain in the employ of, or associated with, the Company or a Company Subsidiary for a period of time to be determined by the Committee after the Non-Qualified Stock Option is granted or upon such other terms and conditions as deemed appropriate by the Committee. In consideration of the granting of an Incentive Stock Option, the Optionee shall agree, in a written stock option agreement, to remain in the employ of the Company or a Company Subsidiary for a period of time to be determined by the Committee after the Incentive Stock Option is granted, upon those terms and conditions as deemed appropriate by the Committee. If no period of time for employment by the Company is set in such written stock option agreement, no time of employment shall be required. Nothing in this Plan or in any stock option agreement hereunder shall confer upon any Optionee any right to continue in the employ of the Company or any Company Subsidiary.

                                    ARTICLE V

                               EXERCISE OF OPTIONS

         Section 5.01. Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

         Section 5.02. Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon:

                  (a) Delivery of all of the following to the Secretary of the Company or his office:

                             (i) A written notice  complying with the applicable
                  rules established by the Committee or the Company stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;

                            (ii) Such representations and documents as the Committee, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. The Committee may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance, including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars; and

                           (iii) In the event that the Option shall be exercised
                  pursuant to Section 4.05(a) by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

                  (b) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, at the discretion of the Committee, the terms of the Option may (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionees; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option; or (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration.

         Section 5.03. Transfer of Shares to an Employee. As soon as practicable after receipt by the Company, pursuant to Section 5.02(b), of full cash payment for the shares with respect to which an Option, or portion thereof, is exercised by an Optionee, with respect to each such exercise, the Company shall transfer to the Optionee the number of shares equal to the quotient of:

                  (a) The amount of the payment made by the Optionee to the Company pursuant to Section 5.02(b), and

                  (b) The price per share of the shares subject to the Option as determined pursuant to Section 4.02.

         Section 5.04. Certain Timing Requirements. At the discretion of the Committee, shares of Common Stock issuable to the Optionee upon exercise of the Option may be used to satisfy the Option exercise price or the tax withholding consequences of such exercise only (i) during such periods in which trading of the Company Common Stock is permitted for Employees of the Company under Company policy as in effect from time to time or (ii) pursuant to an irrevocable written election by the Optionee to use shares of Common Stock issuable to the Optionee upon exercise of the Option to pay all or part of the Option price or the withholding taxes made at least six months prior to the payment of such Option price or withholding taxes.

         Section 5.05. Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or to deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                  (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

                  (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee shall, in its absolute discretion, deem necessary or advisable;

                  (c) Obtaining any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable;

                  (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience; and

                  (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

         Section 5.06. Rights as Stockholders. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.

         Section 5.07. Transfer Restrictions. Shares acquired through the exercise of an Option shall be subject to the restrictions on transfer set forth in the Certificate of Incorporation. The Committee, in its absolute discretion, may impose such additional restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee will require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within
(i) two years from the date of granting such Option to such Employee or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

         Section 5.08. Restrictions on Exercise of Option. An Option is not exercisable if the exercise of such Option would likely result in any of the following:

                  (a)  The  Optionee's   ownership  of  Common  Stock  being  in
         violation of the Company's Certificate of Incorporation or Ownership Limit; or

                  (b) Income to the Company that could impair the Company's status as a real estate investment trust, within the meaning of Sections 856 through 860 of the Code.

                                   ARTICLE VI

                            AWARD OF RESTRICTED STOCK

         Section 6.01. Eligibility. Subject to the Ownership Limit, Restricted Stock may be awarded to any Employee or person associated with the Company whom the Committee, pursuant to Section 3.04(a)(i), determines is a key Employee or person associated with the Company.

         Section 6.02.  Award of Restricted Stock.

                  (a) The Committee shall from time to time, in its absolute discretion:

                             (i) Select from among the key Employees  (including
                  Employees to whom Options or Performance Awards have previously been granted and/or shares of Restricted Stock have previously been issued) or persons associated with the Company such of them as in its opinion should be awarded Restricted Stock; and

                            (ii) Determine the purchase price and other terms and conditions applicable to such Restricted Stock, consistent with this Plan.

                  (b) The Committee shall establish the purchase price and form of payment for Restricted Stock; provided, however, that such purchase price shall be no less than the par value of the Common Stock to be purchased. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

                  (c) Upon the selection of a key Employee or persons associated with the Company to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

                                   ARTICLE VII

                            TERMS OF RESTRICTED STOCK

         Section 7.01. Restricted Stock Agreement. Restricted Stock shall be issued only pursuant to a written Restricted Stock agreement, which shall be executed by the selected key Employee or persons associated with the Company and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

         Section 7.02. Consideration to the Company. As consideration for the issuance of Restricted Stock, in addition to payment of the purchase price, the selected key Employee or persons associated with the Company shall agree, in the written Restricted Stock agreement, to remain in the employ of, or associated with, the Company or a Company Subsidiary for a period of time after the Restricted Stock is issued to be determined by the Committee. Nothing in this Plan or in any Restricted Stock agreement hereunder shall confer on any Restricted Stockholder any right to continue in the employ of the Company or any Company Subsidiary.

         Section 7.03. Rights as Stockholders. Upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 7.06, the Restricted Stockholder shall have all the rights of a stockholder with respect to said shares, subject to the restrictions in his Restricted Stock agreement, including the right to vote the shares and to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.04.

         Section 7.04. Restrictions. All shares of Restricted Stock issued under this Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Restricted Stock agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions based on duration of employment with the Company, Company performance and individual performance; provided, however, that by a resolution adopted after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Restricted Stock agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

         Section 7.05. Repurchase of Restricted Stock. The Committee shall provide in the terms of each individual Restricted Stock agreement that the Company shall have the right to repurchase from the Restricted Stockholder the Restricted Stock then subject to restrictions under the Restricted Stock agreement immediately upon a Termination of Employment or otherwise for any reason at a cash price per share equal to the price paid by the Restricted Stockholder for such Restricted Stock; provided, however, that provision may be made that no such right of repurchase shall exist in the event of a Termination of Employment because of the Restricted Stockholder's retirement at or after age fifty-five (55), death or permanent and total disability.

         Section 7.06. Escrow. The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Restricted Stock agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

         Section 7.07. Legend. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Restricted Stock agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

                                  ARTICLE VIII
                               PERFORMANCE AWARDS

         Section 8.01. Eligibility. Subject to the Ownership Limit, one or more Performance Awards may be granted to any key Employee or person associated with the Company.

         Section 8.02.  Performance Awards.

                  (a) The Committee shall from time to time, in its absolute discretion:
                            (i) Select from among key Employees or persons associated with the Company (including Employees to whom Options or Performance Awards have previously been granted and/or shares of Restricted Stock have previously been issued) such of them as in its opinion should be granted a Performance Award; and

                           (ii) Determine the purchase price and other terms and
                  conditions applicable to such Performance Award, consistent with this Plan.

                  (b) The value of such Performance Awards may be linked to the market value, book value or other measure of the value of Common Stock or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee, or may be based upon the appreciation in the market value, book value or other measure of the value of a specified number of shares of Common Stock over a fixed period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the key Employee or person associated with the Company whose Performance Award is at issue.

         Section 8.03. Performance Award Agreement. Each Performance Award shall be evidenced by a written agreement, which shall be executed by the Grantee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee shall determine, consistent with this Plan.

         Section 8.04. Term. The term of a Performance Award shall be set by the Committee in its discretion.

         Section 8.05. Exercise Upon Termination of Employment. A Performance Award is exercisable only while the Grantee is an Employee or associated with the Company; provided that the Committee may determine that the Performance Award may be exercised subsequent to Termination of Employment to the extent permitted under Section 4.05 with respect to Options.

         Section 8.06. Payment on Exercise. Payment of the amount determined under Section 8.02 above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent such payment is effected in Common Stock, it shall be made subject to satisfaction of all provisions of
Section 5.05 with respect to Options and shall be no less than the par value of a share of Common Stock.

         Section 8.07. Consideration. In consideration of the granting of a Performance Award, the Grantee shall agree, in a written agreement, to remain in the employ of, or associated with, the Company or a Company Subsidiary after such Performance Award is granted for a period of time as determined by the Committee. Nothing in this Plan or in any agreement hereunder shall confer on any Grantee any right to continue in the employ of, or associate with, the Company or any Company Subsidiary.

                                   ARTICLE IX

                                 ADMINISTRATION

         Section 9.01. Compensation Committee. The Compensation Committee shall consist of two or more Directors who are "outside directors" as defined under
Section 162(m) of the Code and the regulations promulgated thereunder, appointed by and holding office at the pleasure of the Board, each of whom is not then an officer of the Company and each of whom is a "disinterested person" as defined by Rule 16b-3. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

         Section 9.02. Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan, the Options, the Performance Awards and the Restricted Stock, and the agreements pursuant to which the Options, Performance Awards and Restricted Stock are
granted or awarded, and to adopt such rules for the administration, interpretation and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Any such grant or award under this Plan need not be the same with respect to each Optionee, Grantee or Restricted Stockholder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 are required to be determined in the sole discretion of the Committee. The Committee shall have the power to amend the Plan, upon advice from counsel to the Company, if required to preserve the Company's status as a real estate investment trust under the provisions of the Code.

         Section 9.03. Majority Rule. The Committee shall act by a majority of its members in attendance at a meeting, or to the extent permitted by law and the Bylaws, by telephonic meeting, at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

         Section 9.04. Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Options, Grantees, Restricted Stockholders, the Company and all other interested persons. No members of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan, any Option, any Performance Award or any Restricted Stock, and all members of the Committee shall be fully protected by the Company in respect of any such action, determination or interpretation.

         Section 9.05. No Liability. No member of the Board or the Committee, or Director, officer or employee of the Company or any Company Subsidiary shall be liable, responsible or accountable in damages or otherwise for any determination made or other action taken or any failure to act by such person so long as such person is not determined to be guilty by a final adjudication of willful misconduct with respect to such determination, action or failure to act.

         Section 9.06. Indemnification. To the fullest extent permitted by law, each of the members of the Board and the Committee and each of the Directors, officers and employees of the Company and any Company Subsidiary shall be held harmless and be indemnified by the Company for any liability, loss (including amounts paid in settlement), damages or expenses (including reasonable attorneys' fees) suffered by virtue of any determinations, acts or failures to act, or alleged acts or failures to act, in connection with the administration of this Plan so long as such person is not determined by a final adjudication to be guilty of willful misconduct with respect to such determination, action or failure to act.

                                    ARTICLE X
                            MISCELLANEOUS PROVISIONS

         Section 10.01. Not Transferable. Options, Performance Awards and Restricted Stock under this Plan may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution; provided, however, that an Optionee or Grantee may designate a Beneficiary to exercise his Option or other rights under this Plan after his death. No Option, Performance Award or Restricted Stock or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee, Grantee or Restricted Stockholder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided, however, that nothing in this Section 10.01 shall prevent transfers by will or by the applicable laws of descent and distribution. An Option shall be exercised during the Optionee's lifetime only by the Optionee or his guardian or legal representative. A Performance Award under this Plan shall be exercised during the Grantee's lifetime only by the Grantee or his guardian or legal representative.

         Section 10.02. Amendment, Suspension or Termination of this Plan. Subject to the conditions contained in Section 3.05(d) herein, this Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board. However, without approval of the Company's stockholders given within twelve months before or after the action by the Board or the Committee, no action of the

Committee or Board may, except as provided in Section 10.03, increase the limits imposed in Section 2.01 on the maximum number of shares which may be issued under this Plan, and no action of the Committee or Board may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the holder of an Option, Performance Award or Restricted Stock, alter or impair any rights or obligations under any Option, Performance Award or Restricted Stock theretofore granted or awarded. No Option, Performance Award or Restricted Stock may be granted or awarded during any period of suspension nor after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

                  (a) The expiration of five years from the date the Plan is adopted by the Board; or

                  (b) The expiration of five years from the date the Plan is approved by the Company's stockholders under Section 10.05.

         Section 10.03. Changes in Common Stock or Assets of the Company. In the event that the outstanding shares of Common Stock are hereafter changed into or exchanged for cash or a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock splitup, stock dividend or combination of shares, appropriate adjustments shall be made by the Committee in the number and kind of shares for the purchase of which Options or with respect to which the exercise of Performance Awards may be granted, including adjustments of the limitation in Section 2.01 on the maximum number and kind of shares which may be issued.

         In the event of such a change or exchange, other than for shares or securities of another corporation or by reason of reorganization, the Committee shall also make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding Options or Performance Awards, or portions thereof then unexercised, shall be exercisable. Such adjustment shall be made with the intent that after the change or exchange of shares, each Optionee's and each Grantee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in an outstanding Option or Performance Award may include a necessary or appropriate corresponding adjustment in the Option or Performance Award exercise price, but shall be made without change in the total price applicable to the Option or Performance Award, or the unexercised portion thereof (except for any change in the aggregate price resulting from rounding off of share quantities or prices).

         Where an adjustment of the type described above is made to an Incentive Stock Option under this Section, the adjustment will be made in a manner which will not be considered a "modification" under the provisions of subsection 424(h)(3) of the Code.

         In the event of a "spin-off" or other substantial distribution of assets of the Company which has a material diminutive effect upon the Fair Market Value of the Company's Common Stock, the Committee may in its discretion make an appropriate and equitable adjustment to the Option or Performance Award exercise price to reflect such diminution.

         Section 10.04. Merger of the Company. In the event of the merger or consolidation of the Company with or into another corporation, the exchange of all or substantially all of the assets of the Company for the securities of another corporation, the acquisition by another corporation or person of all or substantially all of the Company's assets or 80% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company:

                  (a) The terms of an Option or Performance Award shall provide that all granted or awarded Options or Performance Awards will immediately vest in the Optionee or Grantee, and for a specified period of time prior to such event, such Option or Performance Award shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (i) Section 4.04 or (ii) the provisions of such Option or Performance Award.

                  (b) At the discretion of the Committee, the restrictions imposed under a Restricted Stock agreement upon some or all shares of Restricted Stock may be terminated and/or some or all of such shares may cease to be subject to repurchase under Section 7.05 after such event.

         Section 10.05. Approval of Plan by Stockholders. This Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of this Plan. Options or Performance Awards may be granted and Restricted Stock may be awarded prior to such stockholder approval, provided that such Options or Performance Awards shall not be exercisable and such Restricted Stock shall not vest prior to the time when this Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options and Performance Awards previously granted and all Restricted Stock previously awarded under this Plan shall thereupon be cancelled and become null and void. The Company shall take such actions with respect to the Plan as may be necessary to satisfy the requirements of Rule 16b-3.

         Section 10.06. Tax Withholding. The Company shall be entitled to require payment or deduction from other compensation payable to each Optionee, Grantee or Restricted Stockholder of any sums required by federal, state or local tax law to be withheld with respect to any Option, Performance Award or Restricted Stock. The Committee may in its discretion allow such Optionee, Grantee or Restricted Stockholder to elect to have the Company withhold shares of Common Stock (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld. If the Optionee, Grantee or Restricted Stockholder elects to advance such sums directly, written notice of that election shall be delivered on or prior to such exercise and, whether pursuant to such election or pursuant to a requirement imposed by the Company payment in cash or by check of such sums for taxes shall be delivered within two days after the date of exercise. If, as allowed by the Committee, the Optionee, Grantee or Restricted Stockholder elects to have the Company withhold Shares of Common Stock (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld, the value of the shares of Common Stock to be withheld (or returned as the case may be) will be equal to the Fair Market Value of such shares as of the date that the amount of tax to be withheld is to be determined (the "Tax Date"). Elections by such persons to have shares of Common Stock withheld for this purpose will be subject to the following restrictions: (a) the election must be made on or prior to the Tax Date, (b) the election must be irrevocable, (c) the election shall be subject to the disapproval of the Committee, and (d) if the person is an officer of the Company within the meaning of Section 16 of the Exchange Act, the election shall be subject to such additional restrictions as the Committee may impose in an effort to secure the benefits of any regulations thereunder. The Committee shall not be obligated to issue shares and/or distribute cash to any person upon exercise of any right until such payment has been received or shares have been so withheld, unless withholding (or offset against a cash payment) as of or prior to the date of such exercise is sufficient to cover all such sums due or which may be due with respect to such exercise.

         Section 10.07. Loans. The Committee may, in its discretion, extend one or more loans to key Employees in connection with the exercise or receipt of outstanding Options or Performance Awards granted under this Plan, or the issuance of Restricted Stock awarded under this Plan. The terms and conditions of any such loan shall be set by the Committee.

         Section 10.08.  Limitations Applicable to Section 16 Persons.

                  (a) Notwithstanding any other provision of this Plan, any Option or Performance Award granted or Restricted Stock awarded to a key Employee who is then subject to Section 16 of the Exchange Act is subject to the following additional limitations:

                            (i) the  Option,  Performance  Award  or  Restricted
                  Stock agreement may provide for the issuance of shares of Common Stock as a stock bonus for no consideration other than services rendered; and

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
                           (ii) in the event of an Option,  Performance Award or
                  Restricted Stock agreement under which shares of Common Stock are or in the future may be issued for any type of consideration other than services rendered, the amount of such consideration shall be equal to the minimum amount (such as the par value of such shares) required to be received by the Company to comply with applicable state law.

                  (b) Notwithstanding any other provision of this Plan, this Plan, and any Option or Performance Award granted, or Restricted Stock awarded, to a key Employee who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. Any such additional limitation shall be set forth in an annex to this Plan, such annex to be incorporated herein by this reference and made part of this Plan.

                  (c) With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein, such provision (other than one relating to eligibility requirements, or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan insofar as participants subject to Section 16 are concerned.

         Section 10.09. Plan Designation and Status. Notwithstanding the designation of this document as a Plan for convenience of reference and to standardize certain provisions applicable to all types of Options, Performance Awards and Restricted Stock issuances authorized, each of the Option, Performance Award and Restricted Stock shall be deemed to be a separate "plan" for purposes of Section 16 of the Exchange Act and any applicable state securities laws.

         Section 10.10. Release of Restrictions. Any or all of the foregoing limitations in Sections 10.08(a) and 10.09 on Options or Performance Awards granted to key Employees and Restricted Stock awarded to key Employees shall be suspended if, to the extent, as to such persons, and for so long as the Securities and Exchange Commission by regulation or official staff interpretation or a no-action letter issued to the Company determines that such limitation is not necessary to secure the benefits otherwise available with respect to a "plan" or particular award, as the case maybe, under any applicable exemptive rule under Section 16 of the Exchange Act.

         Section 10.11. Effect of Plan Upon Options and Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Company Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for employees of the Company or any Company Subsidiary or (b) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate or partnership purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, firm or association or the performance of services for the benefit of the Company.
         Section 10.12. Effect of Change of Subsidiary Status. For purposes of this Plan and any Options or Performance Awards granted, or Restricted Stock awarded hereunder, if an entity ceases to be a Company Subsidiary the employment of all Optionees, Grantees or Restricted Stockholders who are employed by such entity shall be deemed to have terminated, except any such Optionees, Grantees or Restricted Stockholders who continue to be employees of another entity within the Company.
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

         Section 10.13. Compliance with Laws. This Plan, the granting and vesting of Options, Performance Awards or Restricted Stock under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options or Performance Awards granted or Restricted Stock awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan, Options, Performance Awards and Restricted Stock granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

         Section 10.14. Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

         Section 10.15. Governing Law. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

         Section 10.16. Severability. If any portion of this Plan is declared by a court of competent jurisdiction to be invalid or unenforceable after all appeals have either been exhausted or the time for any appeals to be taken has expired, the remainder of the terms, provisions, covenants and restrictions of this Plan shall remain in full force and effect and in no way be affected, impaired or invalidated.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers duly authorized on this 10th day of May, 1995.


                         FRANCHISE FINANCE CORPORATION OF AMERICA, a Delaware corporation


                                  By     /s/ Morton Fleischer
                                     -------------------------------------------
                                           Morton Fleischer, President and Chief
                                           Executive Officer


                                  By     /s/ Christopher H. Volk
                                     -------------------------------------------
                                           Christopher H. Volk, Secretary


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